EXHIBIT 10.1




              CONTINENTAL AIRLINES FINANCE TRUST

    8>% Convertible Trust Originated Preferred Securitiessm
                    ("Convertible TOPrSsm")
         guaranteed by and convertible into shares of
      Class B Common Stock of Continental Airlines, Inc.

                 REGISTRATION RIGHTS AGREEMENT



                                              November 28, 1995


MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
     Incorporated
CS FIRST BOSTON CORPORATION
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION
SMITH BARNEY INC.
As representatives of the several Initial Purchasers
c/o MERRILL LYNCH & CO.
    Merrill Lynch, Pierce, Fenner & Smith
          Incorporated
    Merrill Lynch World Headquarters
    North Tower
    World Financial Center
    New York, New York  10281-1305

Ladies and Gentlemen:

          Continental Airlines Finance Trust, a statutory business trust formed under the laws of the State of Delaware (the "Trust") by Continental Airlines, Inc., a Delaware corporation ("Continental"), proposes to issue and sell to the Initial Purchasers named in the Purchase Agreement referred to below (the "Initial Purchasers"), for whom Merrill Lynch, Pierce, Fenner & Smith Incorporated, CS First Boston Corporation, Donaldson, Lufkin & Jenrette Securities Corporation and Smith Barney Inc. are acting as representatives

_____________________

sm   "Convertible Trust Originated Preferred Securities" and
     "Convertible TOPrSsm" are service marks of Merrill Lynch &
     Co. Inc.

(the "Representatives"), upon the terms set forth in a purchase agreement dated November 21, 1995 (the "Purchase Agreement"), among the Initial Purchasers, Continental and the Trust, 8>% Convertible Trust Originated Preferred Securitiessm (liquidation amount $50 per Convertible Trust Originated Preferred Securitysm) (the "Preferred Securities"). As an inducement to the Initial Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to the obligations of the Initial Purchasers thereunder, the Trust and Continental agree with you, (i) for the benefit of the Initial Purchasers and (ii) for the benefit of the holders from time to time of the Preferred Securities, the 8>% Convertible Subordinated Deferrable Interest Debentures Due 2020 (the "Debentures") and the Class B Common Stock, par value $0.01 per share (the
"Class B Common Stock"), of Continental initially issuable upon conversion of the Preferred Securities or the Debentures (collectively, together with the Guarantee of Continental of the Preferred Securities, the "Registrable Securities"), including the Initial Purchasers (each of the foregoing a "Holder" and together the "Holders"), as follows:

            1. DEFINITIONS. Capitalized terms used herein without definition shall have their respective meanings set forth in or pursuant to the Purchase Agreement or the Confidential Offering Memorandum dated November 21, 1995, in respect of the Preferred Securities. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

            "Act" or "Securities Act" means the Securities Act of
1933, as amended.

            "Affiliate" of any specified person means any other person which, directly or indirectly, is in control of, is controlled by, or is under common control with such specified person. For purposes of this definition, control of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person whether by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

            "Commission" means the Securities and Exchange
Commission.

            "DTC" means The Depository Trust Company.

            "Effectiveness Period" has the meaning set forth in
Section 2(b) hereof.

            "Exchange Act" means the Securities Exchange Act of
1934, as amended.

            "Managing Underwriters" means the investment banker or investment bankers and manager or managers that shall administer an underwritten offering, if any, as set forth in
Section 6 hereof.

            "Person" shall mean an individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

            "Prospectus" means the prospectus included in any Shelf Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities.

            "Shelf Registration" means a registration effected pursuant to Section 2 hereof.

            "Shelf Registration Statement" means a "shelf" registration statement of the Trust and Continental pursuant to the provisions of Section 2 hereof filed with the Commission which covers some or all of the Registrable Securities, as applicable, on an appropriate form under Rule 415 under the Act, or any similar rule that may be adopted by the Commission, amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

            "underwriter" means any underwriter of Registrable
Securities in connection with an offering thereof under a Shelf
Registration Statement.

            2. SHELF REGISTRATION. (a) The Trust and Continental shall, within 180 days following the date of original issuance (the "Issue Date") of the Preferred Securities, file with the Commission a Shelf Registration Statement relating to the offer and sale of the Registrable Securities by the Holders from time to time in accordance with the methods of distribution elected by such Holders and set forth in such Shelf Registration Statement and, thereafter, shall each use its best efforts to cause such Shelf Registration Statement to be declared effective under the Act within 60 calendar days after the date of filing of such Shelf Registration Statement; provided, however, that no Holder shall be entitled to have the Registrable Securities held by it covered by such Shelf Registration unless such Holder is in compliance with Section 3(m) hereof.

            (b) The Trust and Continental shall each use its best efforts (i) to keep the Shelf Registration Statement continuously effective in order to permit the Prospectus forming part thereof to be usable by Holders for a period of three years from the date the Shelf Registration Statement is declared effective or such shorter period that will terminate upon the earlier of the following: (A) when all the Preferred Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement,
(B) when all Debentures issued to Holders in respect of Preferred Securities that had not been sold pursuant to the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement, (C) when all shares of Class B Common Stock issued upon conversion of any such Preferred Securities or any such Debentures that had not been sold pursuant to the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement and (D) when, in the written opinion of counsel to the Trust and Continental, all outstanding Registrable Securities held by persons that are not affiliates of the Trust or Continental may be resold without registration under the Act pursuant to Rule 144(k) under the Act or any successor provision thereto (in any such case, such period being called the "Effectiveness Period") and
(ii) after the effectiveness of the Shelf Registration Statement, promptly upon the request of any Holder to take any action reasonably necessary to register the sale of any Registrable Securities of such Holder and to identify such Holder as a selling securityholder. The Trust and Continental shall be deemed not to have used their best efforts to keep the Shelf Registration Statement effective during the requisite period if either the Trust or Continental voluntarily takes any action that would result in Holders of Registrable Securities covered thereby not being able to offer and sell any such Registrable Securities during that period, unless (i) such action is required by applicable law, (ii) upon the occurrence of any event contemplated by paragraph 3(c)(2)(iii) below, and such action is taken by the Trust or Continental in good faith and for valid business reasons or (iii) the continued effectiveness of the Shelf Registration Statement would require Continental to disclose a material financing, acquisition or other corporate transaction, and the Board of Directors shall have determined in good faith that such disclosure is not in the best interests of Continental and its stockholders, and, in the case of clause (i) or (ii) above, the Trust and Continental thereafter promptly comply with the requirements of paragraph 3(i) below.

            3. REGISTRATION PROCEDURES. In connection with any
Shelf Registration Statement, the following provisions shall apply:

            (a) The Trust and Continental shall furnish to the Initial Purchasers, prior to the filing thereof with the Commission, a copy of any Shelf Registration Statement, and each amendment thereof and each amendment or supplement, if any, to the Prospectus included therein and shall each use its best efforts to reflect in each such document, when so filed with the Commission, such comments as the Initial Purchasers reasonably may propose.

            (b) The Trust and Continental shall take such action as may be necessary so that (i) any Shelf Registration Statement and any amendment thereto and any Prospectus forming part thereof and any amendment or supplement thereto (and each report or other document incorporated therein by reference in each case) complies in all material respects with the Securities Act and the Exchange Act and the respective rules and regulations thereunder,
      (ii) any Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and
      (iii) any Prospectus forming part of any Shelf
      Registration Statement, and any amendment or supplement to such Prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

            (c)  (1)    Continental shall advise the Initial
      Purchasers and, in the case of clause (i), the Holders and, if requested by the Initial Purchasers or any such Holder, confirm such advice in writing:

                  (i)   when a Shelf Registration Statement and
any
            amendment thereto has been filed with the Commission and when the Shelf Registration Statement or any post-effective amendment thereto has become effective; and

                  (ii)  of any request by the Commission for
            amendments or supplements to the Shelf Registration
            Statement or the Prospectus included therein or for additional information.

            (2) Continental shall advise the Initial Purchasers and the Holders and, if requested by the Initial
      Purchasers or any such Holder, confirm such advice in writing of:

                  (i)   the issuance by the Commission of any
stop
            order suspending effectiveness of the Shelf
            Registration Statement or the initiation of any proceedings for that purpose;

                (ii)    the receipt by the Trust or Continental
of
            any notification with respect to the suspension of the qualification of the securities included therein for sale in any jurisdiction or the initiation of any proceeding for such purpose; and

               (iii) the happening of any event that requires the making of any changes in the Shelf Registration Statement or the Prospectus so that, as of such date, the Shelf Registration Statement and the Prospectus do not contain an untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading (which advice shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made).

            (d) Continental shall use its best efforts to prevent the issuance, and if issued to obtain the withdrawal, of any order suspending the effectiveness of any Shelf Registration Statement at the earliest possible time.

            (e) The Trust and Continental shall furnish to each Holder of Registrable Securities included within the coverage of any Shelf Registration Statement, without charge, at least one copy of such Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all reports, other documents and exhibits (including those incorporated by reference).

            (f) The Trust and Continental shall, during the Effectiveness Period, deliver to each Holder of Registrable Securities included within the coverage of any Shelf Registration Statement, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and each of the Trust and Continental consents (except upon and during the continuance of any event described in paragraph 3(c)(2)(iii) above) to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto during the Shelf Registration Period.

            (g) Prior to any offering of Registrable Securities pursuant to any Shelf Registration Statement, the Trust and Continental shall register or qualify or cooperate with the Holders of Registrable Securities included therein and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any such Holders reasonably request in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Registrable Securities covered by such Shelf Registration Statement; provided, however, that in no event shall the Trust or Continental be obligated to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to so qualify but for this Section 3(g), (ii) file any general consent to service of process in any jurisdiction where it is not as of the date hereof then so subject or
      (iii) subject itself to taxation in any such jurisdiction if it is not so subject.

            (h) Unless any Registrable Securities shall be in book-entry only form, the Trust and Continental shall cooperate with the Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to any Shelf Registration Statement free of any restrictive legends and in such permitted denominations and registered in such names as Holders may request in connection with the sale of Registrable Securities pursuant to such Shelf Registration Statement.

            (i) Upon the occurrence of any event contemplated by paragraph 3(c)(2)(iii) above, the Trust and Continental shall promptly prepare a post-effective amendment to any Shelf Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. If the Trust or Continental notifies the Holders of the occurrence of any event contemplated by paragraph 3(c)(2)(iii) above, the Holders shall suspend the use of the Prospectus until the requisite changes to the Prospectus have been made.

            (j) Not later than the effective date of any Shelf Registration Statement hereunder, the Trust and Continental shall provide a CUSIP number for the Preferred Securities registered under such Shelf Registration Statement; in the event of and at the time of any distribution of the Debentures to Holders, Continental shall provide a CUSIP number for the Debentures and provide the applicable trustee with certificates for such Registrable Securities, in a form eligible for deposit with DTC.

            (k) The Trust and Continental shall use their best efforts to comply with all applicable rules and regulations of the Commission and shall make generally available to their security holders or otherwise provide in accordance with Section 11(a) of the Securities Act as soon as practicable after the effective date of the applicable Shelf Registration Statement an earnings statement satisfying the provisions of Section 11(a) of the Securities Act.

            (l) The Trust and Continental shall cause the Indenture, the Declaration and the Preferred Securities
      Guarantee Agreement to be qualified under the Trust
      Indenture Act in a timely manner.

            (m) The Trust and Continental may require each Holder of Registrable Securities to be sold pursuant to any Shelf Registration Statement to furnish to the Trust and Continental such information regarding the Holder and the distribution of such Registrable Securities as the Trust and Continental may from time to time reasonably require for inclusion in such Shelf Registration Statement and Continental and the Trust may exclude from such registration the Registrable Securities of any Holder that fails to furnish such information within a reasonable time after receiving such request.

            (n) The Trust and Continental shall, if requested, promptly include or incorporate in a Prospectus supplement or post-effective amendment to a Shelf Registration Statement, such information as the Managing Underwriters reasonably agree should be included therein and to which the Trust and Continental do not reasonably object and shall make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after they are notified of the matters to be included or incorporated in such Prospectus supplement or post-effective amendment.

            (o) The Trust and Continental shall enter into such customary agreements (including underwriting agreements in customary form) to take all other appropriate actions in order to expedite or facilitate the registration or the disposition of the Registrable Securities, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures substantially identical to those set forth in Section 5 (or such other provisions and procedures acceptable to the Managing Underwriters, if any) with respect to all parties to be indemnified pursuant to Section 5.

            (p) The Trust and Continental shall (i) make reasonably available for inspection by the Holders of Registrable Securities to be registered thereunder, any underwriter participating in any disposition pursuant to such Shelf Registration Statement, and any attorney, accountant or other agent retained by such Holders or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Trust and Continental and its subsidiaries; (ii) cause Continental's officers, directors and employees and the Regular Trustees to make reasonably available for inspection all relevant information reasonably requested by such Holders or any such underwriter, attorney, accountant or agent in connection with any such Shelf Registration Statement, in each case as is customary for similar due diligence examinations; provided, however, that any information that is designated in writing by the Trust and Continental, in good faith, as confidential at the time of delivery of such information shall be kept confidential by such Holders or any such underwriter, attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality; and provided further that the foregoing inspection and information gathering shall, to the greatest extent possible, be coordinated on behalf of the Holders and the other parties entitled thereto by one counsel designated by and on behalf of such Holders and other parties; (iii) make such representations and warranties to the Holders of Registrable Securities registered thereunder and the underwriters, if any, in form, substance and scope as are customarily made by Continental and the Trust to underwriters in primary underwritten offerings and covering matters including, but not limited to, those set forth in the Purchase Agreement;
      (iv) obtain opinions of counsel to the Trust and Continental (who may be the general counsel of Continental) and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriters, if any) in customary form addressed to each selling Holder and the underwriters, if any, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters (it being agreed that the matters to be covered by such opinion or a written statement by such counsel delivered in connection with such opinions shall include, without limitation, as of the date of the opinion and as of the effective date of the Shelf Registration Statement or most recent post-effective amendment thereto, as the case may be, the absence from such Shelf Registration Statement and the prospectus included therein, as then amended or supplemented, including the documents incorporated by reference therein, of an untrue statement of a material fact or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (v) obtain "cold comfort" letters and updates thereof from the independent public accountants of Continental (and, if necessary, any other independent public accountants of any subsidiary of Continental or of any business acquired by Continental for which financial statements and financial data are, or are required to be, included in the Shelf Registration Statement), addressed to each such Holder of Registrable Securities registered thereunder and the underwriters, if any, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings; and
      (vi) deliver such other customary documents and certificates as may be reasonably requested by any such Holders and the Managing Underwriters, if any, including those to evidence compliance with Section 3(i) and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Trust and Continental. The foregoing actions set forth in clauses
      (iii), (iv), (v) and (vi) of this Section 3(p) shall be performed at each closing under any underwritten offering to the extent required thereunder.

            (q) The Trust and Continental will each use its best efforts to cause the Preferred Securities and the Class B
      Common Stock issuable upon conversion thereof to be listed on the New York Stock Exchange on or prior to the effective date of any Shelf Registration Statement hereunder.

            (r) In the event that any broker-dealer registered under the Exchange Act shall underwrite any Registrable Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Rules of Fair Practice and the By-Laws of the National Association of Securities Dealers, Inc. ("NASD")) thereof, whether as a Holder of such Registrable Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, assist such broker-dealer in complying with the requirements of such Rules and By-Laws, including, without limitation, by (A) if such Rules or By-Laws, including Schedule E thereto, shall so require, engaging a "qualified independent underwriter" (as defined in Schedule E) to participate in the preparation of the Shelf Registration Statement relating to such Registrable Securities and to exercise usual standards of due diligence in respect thereto, (B) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 5 hereof and (C) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Rules of Fair Practice of the NASD.

            (s) The Trust and Continental shall use their best efforts to take all other steps necessary to effect the registration, offering and sale of the Registrable
      Securities covered by the Shelf Registration Statement contemplated hereby.

            4. REGISTRATION EXPENSES. Except as otherwise provided in Section 6, Continental shall bear all fees and expenses incurred in connection with the performance of its obligations under Sections 2 and 3 hereof and shall bear or reimburse the Holders for the reasonable fees and disbursements of one firm of counsel designated by Continental and reasonably acceptable to the Holders of a majority of the Registrable Securities covered by the Shelf Registration Statement to act as counsel therefor in connection therewith.

            5. INDEMNIFICATION AND CONTRIBUTION. (a) In connection with any Shelf Registration Statement, Continental shall indemnify and hold harmless the Trust, the Initial Purchasers, each Holder, each underwriter who participates in an offering of Registrable Securities, each person, if any, who controls any of such parties within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each of their respective directors, officers, employees, trustees and agents, as follows:

            (i) against any and all loss, liability, claim, damage and expense whatsoever, including any amounts paid in settlement of any investigation, litigation, proceeding or claim, joint or several, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Shelf Registration Statement (or any amendment thereto) covering Registrable Securities, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, that Continental shall not be liable under this clause (i) for any settlement of any action effected without its written consent, which consent shall not be unreasonably withheld; and

           (ii) against any and all expenses whatsoever, as incurred (including reasonable fees and disbursements of counsel chosen by the Holders, such Holder or any underwriter (except to the extent otherwise expressly provided in Section 5(c) hereof)), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any court or governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) of this Section 5(a);

provided that this indemnity shall not apply to any loss, liability, claim, damage or expense to the extent arising out of an untrue statement or omission or alleged untrue statement or omission (i) made in reliance upon and in conformity with written information furnished to the Trust or Continental by the Initial Purchasers, such Holder or any underwriter in writing expressly for use in the Shelf Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) or (ii) contained in any preliminary prospectus if the Initial Purchasers, such Holder or such underwriter failed to send or deliver a copy of the Prospectus (or any amendment or supplement thereto) to the Person asserting such losses, claims, damages or liabilities on or prior to the delivery of written confirmation of any sale of securities covered thereby to such Person in any case where such Prospectus (or any amendment or supplement thereto) corrected such untrue statement or omission. Any amounts advanced by Continental to an indemnified party pursuant to this Section 5 as a result of such losses shall be returned to Continental if it shall be finally determined by such a court in a judgment not subject to appeal or final review that such indemnified party was not entitled to indemnification by Continental.

            (b) Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Trust, Continental, the Initial Purchasers, each underwriter who participates in an offering of Registrable Securities and the other selling Holders and each of their respective directors, officers (including each officer of Continental who signed the Shelf Registration Statement), employees, trustees and agents and each Person, if any, who controls the Trust, Continental, the Initial Purchasers, any underwriter or any other selling Holder within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act, from and against any and all loss, liability, claim, damage and expense whatsoever described in the indemnity contained in Section 5(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Shelf Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to Continental by such selling Holder expressly for use in the Shelf Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto); provided, however, that, no such Holder shall be liable for any claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Registrable Securities pursuant to the Shelf Registration Statement.

            (c) Each indemnified party shall give prompt notice to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, enclosing a copy of all papers served on such indemnified party, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have other than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of any such action. If an indemnifying party so elects within a reasonable time after receipt of such notice, such indemnifying party, jointly with any other indemnifying party, may assume the defense of such action with counsel chosen by it and approved by the indemnified party or parties defendant in such action, provided that if any such indemnified party reasonably determines that there may be legal defenses available to such indemnified party which are different from or in addition to those available to such indemnifying party or that representation of such indemnifying party and any indemnified party by the same counsel would present a conflict of interest, then such indemnifying party or parties shall not be entitled to assume such defense. If an indemnifying party is not entitled to assume the defense of such action as a result of the proviso to the preceding sentence, counsel for such indemnifying party shall be entitled to conduct the defense of such indemnifying party and counsel for each indemnified party or parties shall be entitled to conduct the defense of such indemnified party or parties. If an indemnifying party assumes the defense of an action in accordance with and as permitted by the provisions of this paragraph, such indemnifying party shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action. In no event shall the indemnifying party or parties be liable for the fees and expenses of more than one counsel (in addition to any local counsel) separate from its own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

            (d) In order to provide for just and equitable contribution in circumstances in which the indemnity provision agreement provided for in this Section 5 is for any reason held to be unavailable to the indemnified parties although applicable in accordance with its terms, Continental, the Initial Purchasers and the Holders shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by Continental, the Initial Purchasers and the Holders, as incurred; provided that no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person that was not guilty of such fraudulent misrepresentation. As between Continental, the Initial Purchasers and the Holders, such parties shall contribute to such aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement in such proportion as shall be appropriate to reflect the relative fault of Continental, on the one hand, and the Initial Purchasers and the Holders, on the other hand, with respect to the statements or omissions which resulted in such loss, liability, claim, damage or expense, or action in respect thereof, as well as any other relevant equitable considerations. The relative fault of Continental, on the one hand, and of the Initial Purchasers and the Holders, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by Continental, on the one hand, or by or on behalf of the Initial Purchasers or the Holders, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Continental, the Initial Purchasers and the Holders of the Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section 5 were to be determined by pro rata allocation or by any other method of allocation that does not take into account the relevant equitable considerations. For purposes of this Section 5(d), each director, officer, employee, trustee, agent and Person, if any, who controls an Initial Purchaser or Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Initial Purchaser or Holder, and each director, officer, employee, trustee and agent of Continental and the Trust, and each Person, if any, who controls Continental or the Trust within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as Continental. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its written consent.

            6.    UNDERWRITTEN OFFERING.  The Holders of
Registrable Securities covered by the Shelf Registration Statement who desire to do so may sell such Registrable Securities in an underwritten offering. In any such underwritten offering, the investment banker or bankers and manager or managers that will administer the offering will be selected by, and the underwriting arrangements with respect thereto will be approved by, the Holders of a majority of the Registrable Securities to be included in such offering; provided however, that (i) such investment bankers and managers and underwriting arrangements must be reasonably satisfactory to Continental and the Trust and (ii) Continental shall not be obligated to arrange for more than one underwritten offering during the Effectiveness Period. No Holder may participate in any underwritten offering contemplated hereby unless such Holder (a) agrees to sell such Holder's Registrable Securities in accordance with any approved underwriting arrangements, (b) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such approved underwriting arrangements and (c) at least 20% of the outstanding Registrable Securities are included in such underwritten offering. The Holders participating in any underwritten offering shall be responsible for any expenses customarily borne by selling securityholders, including underwriting discounts and commissions and fees and expenses of counsel to the selling securityholders and shall reimburse the Trust and Continental for the fees and disbursements of their counsel, their independent public accountants and any printing expenses incurred in connection with such underwritten offering. Notwithstanding the foregoing or the provisions of
Section 3(n) hereof, upon receipt of a request from the Managing Underwriter or a representative of Holders of a majority of the Registrable Securities outstanding to prepare and file an amendment or supplement to the Shelf Registration Statement and Prospectus in connection with an underwritten offering, Continental may delay the filing of any such amendment or supplement for up to 90 days if Continental in good faith has a valid business reason for such delay.

      7.    MISCELLANEOUS.

            (a) OTHER REGISTRATION RIGHTS. Continental may grant registration rights that would permit any Person that is a third party the right to piggy-back on any Shelf Registration Statement, provided that if the Managing Underwriter, if any, of such offering delivers an opinion to the selling Holders that the total amount of securities which they and the holders of such piggy-back rights intend to include in any Shelf Registration Statement is so large as to materially adversely affect the success of such offering (including the price at which such securities can be sold), then only the amount, number or kind of securities to be offered for the account of holders of such piggy-back rights will be reduced to the extent necessary to reduce the total amount of securities to be included in such offering to the amount, number or kind recommended by the Managing Underwriter prior to any reduction in the amount of Registrable Securities to be included.

            (b) AMENDMENTS AND WAIVERS. The provision of this Agreement, including the provisions of this sentence, may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Trust and Continental have obtained the written consent of the Initial Purchasers.

            (c) NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery:

            1. if to a Holder, at the most current address given by such Holder to Continental in accordance with the provisions of this Section 6(c);

            2. if to the Initial Purchasers, initially at the address set forth in the Purchase Agreement; and

            3. if to the Trust or Continental, initially at its address set forth in the Purchase Agreement.

All such notices and communications shall be deemed to have duly given when received.

            The Initial Purchasers or the Trust and Continental by notice to the other may designate additional or different addresses for subsequent notices or communications.

            (d) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties and the Holders, including, without the need for an express assignment or any consent by the Trust or Continental thereto, subsequent Holders of Registrable Securities. The Trust and Continental hereby agree to extend the benefits of this Agreement to any Holder of Registrable Securities and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto.

            (e) COUNTERPARTS. This agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

            (f) HEADINGS. The headings in this agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            (g) GOVERNING LAW. This agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any provisions relating to conflicts of laws.

            (h) SEVERABILITY. In the event that any one of more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

            Please confirm that the foregoing correctly sets forth the agreement between Continental, the Trust and you.

                                    Very truly yours,

                                    CONTINENTAL AIRLINES FINANCE
TRUST


                                    By:

                                       Name:    Lawrence W.
Kellner
                                       Title:   Regular Trustee



By:_______________________________
                                       Name:    Jeffery A. Smisek
                                       Title:   Regular Trustee



                                    CONTINENTAL AIRLINES, INC.



By:_______________________________
                                       Name:    Jeffery A. Smisek
                                       Title:   Senior Vice
President
                                                  and General
Counsel

The foregoing Registration Rights Agreement is hereby confirmed and accepted as of the date first above written.

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
              Incorporated
CS FIRST BOSTON CORPORATION
DONALDSON LUFKIN & JENRETTE SECURITIES CORPORATION
SMITH BARNEY INC.
on behalf of themselves and
as the Representatives of the
several Initial Purchasers

By: Merrill Lynch, Pierce Fenner &
       Smith Incorporated

By:___________________________________
   Name:
   Title: